UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

748 T-7 Road, Gillette, Wyoming	82718
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure

Closing of Tender Offer and Borrowing

On June 14, 2019, Cloud Peak Energy Inc. (the “Company”) launched a tender offer providing the opportunity for eligible holders of record as of May 17, 2019 of Second Lien Senior Secured Notes due 2021 (the “2021 Notes”) issued by Cloud Peak Energy Resources LLC and Cloud Peak Energy Finance Corp., to (i) participate as a lender in the Company’s and certain of its direct and indirect subsidiaries’ (the “Cloud Peak Entities”) $35.0 million Superpriority Senior Secured Priming Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”) on a pro rata basis up to such holder’s percentage ownership of the outstanding 2021 Notes (such loans referred to as “New Money Loans”), and (ii) to exchange, or “roll-up” a principal amount of their 2021 Notes equal to 80% of their commitments as a lender under the DIP Credit Agreement for an equal amount of additional loans under the DIP Credit Agreement (the “Roll-Up Loans”).

On August 1, 2019, the transactions contemplated by tender offer closed, and the Cloud Peak Entities borrowed $25.0 million under the DIP Credit Agreement.  Such borrowing, together with the $10.0 million borrowing on May 16, 2019, results in the total amount of outstanding principal indebtedness under the DIP Credit Agreement of $63.0 million, consisting of $35.0 million of New Money Loans and $28.0 million in Roll-Up Loans.

Filing of Monthly Operating Report and Anticipated Impairment of Assets

On July 31, 2019, the Cloud Peak Entities filed their monthly operating report (the “Monthly Operating Report”) for the month ended June 30, 2019 with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Monthly Operating Report is available on Prime Clerk’s website at https://cases.primeclerk.com/cloudpeakenergy/Home-DocketInfo [Docket No. 543]. The values for assets contained in the Monthly Operating Report are book values as of the end of the month for the reporting period.  Based on the information the Company has received to date during the auction process for the sale of all or substantially all of the Cloud Peak Entities’ assets, the Company expects the disposition of such assets pursuant to the auction and sale process to vary materially and adversely from the stated book value of the Cloud Peak Entities’ assets as of June 30, 2019 contained in the Monthly Operating Report. As a result, in connection with the ongoing preparation of the Company’s second quarter 2019 Form 10-Q, the Company is evaluating the Cloud Peak Entities’ assets for impairment and expects to materially impair these assets.  The Company is unable to quantify the amount of the impairment until the bankruptcy auction process (including the hearing before the Bankruptcy Court relating to the sale approval of any winning auction bids) is completed.  Thus, unless otherwise noted, the Monthly Operating Report reflects the carrying values of the assets as recorded on the Cloud Peak Entities’ books and records as of the end of the month and are not based upon any estimate of their current market value.  The Company reserves its right to amend or adjust the value of each asset set forth in the Monthly Operating Report.

Currently, the bankruptcy auction for the Cloud Peak Entities’ assets is expected to take place on August 8, 2019, and the hearing before the Bankruptcy Court relating to sale approval of any winning auction bids is expected to take place on August 19, 2019, which dates are subject to change.

Any financial information included in the Monthly Operating Report (the “financial information”) was not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The financial information does not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the financial information and, accordingly, do not express an opinion or any other form of assurance with respect to the financial information. The inclusion of the financial information herein should not be regarded as an indication that the Company or its affiliates or representatives consider the financial information to be a reliable prediction of future events, and the financial information should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s restructuring compared to the financial information, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the financial information was made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the financial information are shown to be in error.

The information contained in this Item 7.01 is furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, notwithstanding any general incorporation by reference language in other filings by the Company.

Cautionary Note Regarding Forward-Looking Statements

This Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding the Company, industry, economic conditions, government regulations and energy policies and other factors. Forward-looking statements may include, for example, the anticipated timing and outcome of the auction process for the sale of all or substantially all of the Cloud Peak Entities’ assets, the magnitude of any impairments to the Cloud Peak Entities’ assets and the impacts of such impairments on the investments of securityholders, statements regarding the Board of Directors’ strategic evaluation process, the Company’s operational and financial priorities, the Company’s responses to the structural changes in the U.S. coal industry and other statements regarding the Company’s plans, strategies, prospects and expectations concerning its business, operating results, financial condition, liquidity and other matters that do not relate strictly to historical facts. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to continue as a going concern, potential appeals of the Final DIP Order, the Company’s ability to successfully complete a sale process under Chapter 11 (“Chapter 11”) of Title 11 of the U.S. Code; potential adverse effects of the Chapter 11 cases on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 cases; objections to the sale process or other pleadings filed that could protract the Chapter 11 cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties, including its ability to provide adequate compensation and benefits during the Chapter 11 cases; the Company’s ability to comply with the restrictions imposed by its Accounts Receivable Securitization Program, the DIP Credit Agreement and other financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 filing; the effects of the bankruptcy petitions on the Company and on the interests of various constituents, including holders of the Company’s common stock; the Bankruptcy Court’s rulings in the Chapter 11 cases, and the outcome of the Chapter 11 cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings; risks associated with third-party motions in the Chapter 11 cases, which may interfere with the Company’s ability to consummate a sale; and increased administrative and legal costs related to the Chapter 11 process and other litigation and inherent risks involved in a bankruptcy process. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports and registration statements the Company files with the Securities and Exchange Commission, including those in Item 1A - Risk Factors in its most recent Form 10-K and any updates thereto in its Forms 10-Q and current reports on Form 8-K. Additional factors, events, or uncertainties that may emerge from time to time, or those that the Company currently deems to be immaterial, could cause its actual results to differ, and it is not possible for the Company to predict all of them. The Company makes forward-looking statements based on currently available information, and it assumes no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this report, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2019

CLOUD PEAK ENERGY INC.

By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel and Corporate Secretary